Exhibit 99.1

Schedule of Segment Revenues

	Three Months Ended			% Increase / (Decrease)	
	April 1, 2018	April 2, 2017	Total	Currency	Constant Currency
Americas	$ 323.3	$ 260.8	24.0%	0.4%	23.6%
EMEA	159.9	133.6	19.7%	15.1%	4.6%
Asia	58.2	50.2	16.1%	7.0%	9.1%
OEM	45.8	43.3	5.8%	2.9%	2.9%
Net revenues	$ 587.2	$ 487.9	20.4%	5.8%	14.6%

	Three Months Ended			% Increase / (Decrease)	
	July 1, 2018	July 2, 2017	Total	Currency	Constant Currency
Americas	$ 331.5	$ 279.0	18.8%	0.1%	18.7%
EMEA	153.4	138.5	10.8%	8.0%	2.8%
Asia	72.4	66.0	9.7%	3.8%	5.9%
OEM	52.6	45.1	16.5%	1.6%	14.9%
Net revenues	$ 609.9	$ 528.6	15.4%	3.0%	12.4%

	Three Months Ended			% Increase / (Decrease)	
	September 30, 2018	October 1, 2017	Total	Currency	Constant Currency
Americas	$ 338.7	$ 274.9	23.2%	-0.4%	23.6%
EMEA	139.6	137.0	1.8%	-1.1%	2.9%
Asia	76.5	74.2	3.2%	-3.5%	6.7%
OEM	54.9	48.6	12.9%	-0.2%	13.1%
Net revenues	$ 609.7	$ 534.7	14.0%	-1.0%	15.0%

	Three Months Ended			% Increase / (Decrease)	
	December 31, 2018	December 31, 2017	Total	Currency	Constant Currency
Americas	$ 358.2	$ 326.7	9.6%	-0.3%	9.9%
EMEA	150.9	143.6	5.1%	-3.1%	8.2%
Asia	79.8	78.8	1.1%	-4.4%	5.5%
OEM	52.7	46.0	14.8%	-0.6%	15.4%
Net revenues	$ 641.6	$ 595.1	7.8%	-1.6%	9.4%

	Twelve Months Ended			% Increase / (Decrease)	
	December 31, 2018	December 31, 2017	Total	Currency	Constant Currency
Americas	$ 1,351.7	$ 1,141.4	18.4%	-0.1%	18.5%
EMEA	603.8	552.7	9.2%	4.6%	4.6%
Asia	286.9	269.2	6.6%	0.0%	6.6%
OEM	206.0	183.0	12.6%	0.9%	11.7%
Net revenues	$ 2,448.4	$ 2,146.3	14.1%	1.4%	12.7%

	Twelve Months Ended			% Increase / (Decrease)	
	December 31, 2017	December 31, 2016	Total	Currency	Constant Currency
Americas	$ 1,141.4	$ 946.7	20.6%	0.2%	20.4%
EMEA	552.7	510.9	8.2%	1.9%	6.3%
Asia	269.2	249.4	7.9%	0.9%	7.0%
OEM	183.0	161.0	13.7%	0.5%	13.2%
Net revenues	$ 2,146.3	$ 1,868.0	14.9%	0.8%	14.1%

Schedule of Global Product Revenues

	Three Months Ended			% Increase / (Decrease)		
	April 1, 2018	April 2, 2017		Total	Currency	Constant Currency
Vascular access	144.1	130.4		10.5%	4.2%	6.3%
Anesthesia	84.9	80.8		5.1%	6.3%	-1.2%
Interventional	90.1	59.4		52.0%	4.2%	47.8%
Surgical	85.6	87.3		-1.9%	5.0%	-6.9%
Interventional urology	42.3	-		nm	nm	nm
OEM	45.8	43.3		5.8%	2.9%	2.9%
Other*	94.4	86.7		8.8%	7.9%	0.9%
Net revenues	$ 587.2	$ 487.9		20.4%	5.8%	14.6%

	Three Months Ended			% Increase / (Decrease)		
	July 1, 2018	July 2, 2017		Total	Currency	Constant Currency
Vascular access	140.2	133.7		4.9%	2.1%	2.8%
Anesthesia	89.3	85.6		4.3%	3.5%	0.8%
Interventional	98.2	86.0		14.2%	1.5%	12.7%
Surgical	90.5	90.7		-0.3%	3.0%	-3.3%
Interventional urology	47.7	-		nm	nm	nm
OEM	52.6	45.1		16.5%	1.6%	14.9%
Other*	91.4	87.5		4.5%	4.2%	0.3%
Net revenues	$ 609.9	$ 528.6		15.4%	3.0%	12.4%

	Three Months Ended			% Increase / (Decrease)		
	September 30, 2018	October 1, 2017		Total	Currency	Constant Currency
Vascular access	142.1	133.8		6.1%	-1.0%	7.1%
Anesthesia	87.5	87.5		0.0%	-1.3%	1.3%
Interventional	100.0	89.9		11.2%	-0.6%	11.8%
Surgical	89.9	85.2		5.5%	-1.1%	6.6%
Interventional urology	49.0	-		nm	nm	nm
OEM	54.9	48.6		12.9%	-0.2%	13.1%
Other*	86.3	89.7		-3.7%	-1.1%	-2.6%
Net revenues	$ 609.7	$ 534.7		14.0%	-1.0%	15.0%

	Three Months Ended			% Increase / (Decrease)		
	December 31, 2018	December 31, 2017		Total	Currency	Constant Currency
Vascular access	149.0	142.3		4.7%	-1.5%	6.2%
Anesthesia	87.7	90.7		-3.4%	-1.9%	-1.5%
Interventional	107.1	89.4		19.7%	-1.0%	20.7%
Surgical	92.7	92.9		-0.3%	-1.9%	1.6%
Interventional urology	57.7	39.0		48.3%	-0.2%	48.5%
OEM	52.7	46.0		14.8%	-0.6%	15.4%
Other*	94.7	94.8		-0.1%	-2.2%	2.1%
Net revenues	$ 641.6	$ 595.1		7.8%	-1.6%	9.4%

	Twelve Months Ended			% Increase / (Decrease)		
	December 31, 2018	December 31, 2017		Total	Currency	Constant Currency
Vascular access	575.4	540.2		6.5%	0.9%	5.6%
Anesthesia	349.4	344.6		1.4%	1.6%	-0.2%
Interventional	395.4	324.7		21.8%	0.6%	21.2%
Surgical	358.7	356.1		0.7%	1.4%	-0.7%
Interventional urology	196.7	39.0		405.0%	-0.7%	405.7%
OEM	206.0	183.0		12.6%	0.9%	11.7%
Other*	366.8	358.7		2.3%	2.1%	0.2%
Net revenues	$ 2,448.4	$ 2,146.3		14.1%	1.4%	12.7%

* Other includes revenues generated from sales of the Company's respiratory and urology products

Certain reclassifications were made to prior interim periods to conform to the presentation in the 2018 Form 10-K

Certain financial information is presented on a rounded basis, which may cause minor differences